Genworth

First Quarter Financial Supplement

March 31, 2023

Re-presented for Long-Duration Targeted Improvements (LDTI) Accounting Guidance FY 2021 – 4Q 2022

Financial results re-presented for LDTI adopted by the company on January 1, 2023, with a transition date of January 1, 2021. This financial supplement should be read in conjunction with the company's 2022 Annual Report on Form 10-K and its Quarterly Report on Form 10-Q for the period ending March 31, 2023.

Exhibit 99.1

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i

Cautionary Note Regarding Forward-Looking Statements

This financial supplement contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for future business and financial performance of Genworth Financial, Inc. and its consolidated subsidiaries. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory and other factors and risks, as well as risks discussed in the risk factor section of the company’s Annual Report on Form 10-K, filed with the United States Securities and Exchange Commission on February 28, 2023. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

ii

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Table of Contents	Page
Investor Letter	3
Use of Non-GAAP Measures	4
Results of Operations and Selected Operating Performance Measures	5
Financial Highlights	6

Consolidated Quarterly Results
Consolidated Net Income by Quarter	8
Reconciliation of Net Income to Adjusted Operating Income	9
Consolidated Balance Sheets	10-11
Consolidated Balance Sheets by Segment	12-13

Quarterly Results by Business
Adjusted Operating Income and Sales—Enact Segment	15-20
Adjusted Operating Income (Loss)—Long-Term Care Insurance Segment	22
Adjusted Operating Income (Loss)—Life and Annuities Segment	24-27
Adjusted Operating Loss—Corporate and Other	29

Additional Financial Data
Investments Summary	31
Fixed Maturity Securities Summary	32
U.S. GAAP Net Investment Income Yields	33
Net Investment Gains (Losses)—Detail	34

Reconciliations of Non-GAAP Measures
Reconciliation of Operating Return On Equity (ROE)	36
Reconciliation of Consolidated Expense Ratio	37
Reconciliation of Reported Yield to Core Yield	38

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Dear Investor,

As mentioned in the company’s first quarter 2023 earnings materials, on January 1, 2023, the company adopted new U.S. GAAP accounting guidance that significantly changed the recognition and measurement of long-duration insurance contracts, commonly known as long-duration targeted improvements (LDTI). This accounting guidance impacted the company’s long-term care insurance, life insurance and annuity products and was applied as of January 1, 2021, also known as the transition date. While the new guidance has had a significant impact on U.S. GAAP financial statements and disclosures, it does not impact the cash flows or underlying economics of the business, business strategy, statutory net income (loss), risk-based capital of the company’s U.S. life insurance companies, management of capital or the company’s Enact segment and Corporate and Other.

All prior period information has been re-presented to reflect the adoption of LDTI and is currently unaudited. The company is providing this unaudited financial supplement (including all quarters of 2022 and the full year 2022 and 2021 results), re-presented for the adoption of LDTI, to assist investors and others in evaluating the impact the new accounting standard has had on the company’s historic financial position and results of operations. The company believes that this information also demonstrates that applying LDTI to its Long-Term Care Insurance and Life and Annuities segments will likely increase the quarterly volatility of their results. It is possible that the final audited financial results may differ, perhaps materially, from the information included in this financial supplement. In addition, the unaudited financial results reported in this financial supplement are not indicative of future financial results, although as the company has indicated, it does expect the quarterly volatility of results in its Long-Term Care Insurance and Life and Annuities segments to extend to future periods with the adoption of LDTI.

There are some changes related to the implementation of LDTI to highlight for the company’s Long-Term Care Insurance and Life and Annuities segments:

•

Assumptions are best estimate and updated annually in the fourth quarter. Changes in assumptions now flow through the liability remeasurement (gains) losses financial statement line item in the income statement, which contributes significantly to annual income volatility. However, the company will update cash flow assumptions related to the timing and approval amounts of in-force rate actions on a quarterly basis, which could contribute to quarterly income volatility for its Long-Term Care Insurance segment.

•

Assumptions are recorded at a more granular cohort level. Impacts from older less profitable capped cohorts that do not have margin will more heavily influence income statement results than impacts from newer uncapped profitable cohorts that have positive margin.

•

The liability remeasurement (gains) losses financial statement line item in the income statement includes the differences between actual experience and best estimate assumptions on a quarterly basis and can be favorable or unfavorable.

•

Best estimate assumptions for long-term care insurance products now include an estimate for reduced reserves from both in-force rate actions and settlements. Therefore, the reserve releases from in-force rate actions and settlements will only impact the income statement on a quarterly basis to the extent that actual experience differs from expectations as mentioned above. However, there was no change to how the company accounts for premiums related to in-force rate actions or litigation expenses, including cash damages, associated with the settlements. These items are recorded to the income statement when they occur.

•

Market risk benefits (primarily variable annuities) are recorded at fair value. The company excludes changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges from adjusted operating income (loss). See page 24 for additional details.

Additional information concerning the company’s long-term care insurance business is included on page 22 of this financial supplement. As disclosed on page 22, in the fourth quarter of 2022, the liability remeasurement gain of $464 million in the company’s long-term care insurance business reflected favorable assumption updates of $508 million, largely from an update to legal settlement elections attributable to the inclusion of a second legal settlement and the resulting expected reserve reduction. This settlement, comprised of PCS I and PSC II policies, represents approximately 15% of the overall block and impacts older unprofitable capped cohorts. When the company updates its assumptions for its third long-term care insurance legal settlement later in 2023 for its Choice II policies, which represents approximately 35% of the overall block, a favorable reserve release and corresponding income statement impact is not expected to be as material because this settlement impacts profitable uncapped cohorts. As previously disclosed, the company’s blocks with profits or margin have a net premium ratio below 100% and therefore have less impact on liability remeasurement (gains) losses in the income statement.

Thank you for your continued interest in Genworth Financial, Inc.

Regards,

Sarah E. Crews, Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The company’s President and Chief Executive Officer (Principal Executive Officer), who serves as the chief operating decision maker, evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) from continuing operations attributable to noncontrolling interests, net investment gains (losses), changes in fair value of market risk benefits and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. The company excludes net investment gains (losses), changes in fair value of market risk benefits and associated hedges, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, restructuring costs and infrequent or unusual non-operating items from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating performance.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

Adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) assume a 21% tax rate and are net of the portion attributable to noncontrolling interests. Changes in fair value of market risk benefits and associated hedges are adjusted to exclude changes in reserves, attributed fees and benefit payments.

In the third and fourth quarters of 2022, the company incurred $6 million and $2 million, respectively, of pre-tax pension plan termination costs related to one of its defined benefit pension plans. There were no other infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented.

The table on page 9 of this financial supplement provides a reconciliation of net income available to Genworth Financial, Inc.’s common stockholders to adjusted operating income for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 36 to 38 of this financial supplement.

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Results of Operations and Selected Operating Performance Measures

The company taxes its businesses at the U.S. corporate federal income tax rate of 21%. Each segment is then adjusted to reflect the unique tax attributes of that segment, such as permanent differences between U.S. GAAP and tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. U.S. GAAP generally requires an annualized effective tax rate to be used for interim reporting periods, utilizing projections of full year results. However, in certain circumstances it is appropriate to record the actual effective tax rate for the period if a reliable full year estimate cannot be made. For the three months ended March 31, 2023, the company utilized the actual effective tax rate for the interim period to record the provision for income taxes for its Long-Term Care Insurance and Life and Annuities segments and the annualized projected effective tax rate for its Enact segment and Corporate and Other. The company utilized the effective tax rate for the years ended December 31, 2022 and 2021 in determining the re-presented provision for income taxes for the quarters in 2022 and the full year 2021, respectively.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance products included in the company’s Enact segment. The company considers new insurance written to be a measure of the operating performance of its Enact segment because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of revenues or profitability during that period.

Management regularly monitors and reports insurance in-force, risk in-force and a loss ratio for the company’s Enact segment. Insurance in-force is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans insured by the company’s U.S. mortgage insurance subsidiaries. Risk in-force is based on the coverage percentage applied to the estimated current outstanding loan balance. The company considers insurance in-force and risk in-force to be measures of the operating performance of its Enact segment because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period. The loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance and helps to enhance the understanding of the operating performance of the Enact segment.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)	$10,290	$10,303	$9,822	$9,688	$9,548
Total accumulated other comprehensive income (loss)(1)	(2,858)	(2,617)	(2,635)	(3,296)	(4,564)

Total Genworth Financial, Inc.’s stockholders’ equity	$7,432	$7,686	$7,187	$6,392	$4,984

Book value per share	$15.26	$15.51	$14.30	$12.59	$9.77
Book value per share, excluding accumulated other comprehensive income (loss)	$21.13	$20.80	$19.54	$19.08	$18.71
Common shares outstanding as of the balance sheet date	486.9	495.4	502.6	507.8	510.3

	Three months ended
Quarterly Average ROE	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
U.S. GAAP Basis ROE	2.4%	20.2%	6.0%	6.4%	8.1%
Operating ROE(2)	3.3%	18.5%	6.9%	6.1%	5.1%

Basic and Diluted Shares	Three months ended March 31, 2023
Weighted-average common shares used in basic earnings per share calculations	492.3
Potentially dilutive securities:
Stock options, restricted stock units and other equity-based awards	7.8

Weighted-average common shares used in diluted earnings per share calculations	500.1

(1)

As of March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, total accumulated other comprehensive income (loss) includes $(1,633) million, $(406) million, $112 million, $(3,175) million and $(8,462) million, net of taxes, respectively, related to changes in the current discount rate used to remeasure the liability for future policy benefits and related reinsurance recoverables.

(2)	See page 36 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2023	2022					2021
	1Q	4Q	3Q	2Q	1Q	Total	Full Year
REVENUES:
Premiums	$915	$918	$929	$916	$917	$3,680	$3,406
Net investment income	787	787	808	787	764	3,146	3,370
Net investment gains (losses)	(11)	(5)	(58)	19	42	(2)	322
Policy fees and other income	163	167	169	165	170	671	724

Total revenues	1,854	1,867	1,848	1,887	1,893	7,495	7,822

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,172	1,207	1,158	767	1,165	4,297	4,601
Liability remeasurement (gains) losses(1)	22	(476)	14	29	(41)	(474)	136
Changes in fair value of market risk benefits and associated hedges	17	(56)	(27)	20	(41)	(104)	(160)
Interest credited	126	125	128	126	125	504	511
Acquisition and operating expenses, net of deferrals	283	270	235	584	280	1,369	1,183
Amortization of deferred acquisition costs and intangibles	72	74	80	84	88	326	384
Interest expense	29	28	26	26	26	106	160

Total benefits and expenses	1,721	1,172	1,614	1,636	1,602	6,024	6,815

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	133	695	234	251	291	1,471	1,007
Provision for income taxes	39	158	57	59	68	342	226

INCOME FROM CONTINUING OPERATIONS	94	537	177	192	223	1,129	781
Income (loss) from discontinued operations, net of taxes(2)	—	(2)	5	(1)	(2)	—	27

NET INCOME	94	535	182	191	221	1,129	808
Less: net income from continuing operations attributable to noncontrolling interests	32	27	35	38	30	130	33
Less: net income from discontinued operations attributable to noncontrolling interests	—	—	—	—	—	—	8

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$62	$508	$147	$153	$191	$999	$767

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Income from continuing operations available to Genworth Financial, Inc.’s common stockholders	$62	$510	$142	$154	$193	$999	$748
Income (loss) from discontinued operations available to Genworth Financial, Inc.’s common stockholders	—	(2)	5	(1)	(2)	—	19

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$62	$508	$147	$153	$191	$999	$767

Earnings Per Share Data:
Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.13	$1.03	$0.28	$0.30	$0.38	$1.98	$1.48
Diluted	$0.12	$1.02	$0.28	$0.30	$0.37	$1.96	$1.45
Net income available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.13	$1.02	$0.29	$0.30	$0.38	$1.98	$1.51
Diluted	$0.12	$1.01	$0.29	$0.30	$0.37	$1.96	$1.49
Weighted-average common shares outstanding
Basic	492.3	496.5	503.8	508.9	508.3	504.4	506.9
Diluted	500.1	502.9	509.3	514.1	517.4	510.9	514.7

(1)	See page 22 for additional information on liability remeasurement (gains) losses.
(2)

Income (loss) from discontinued operations primarily relates to a settlement agreement involving the company’s former lifestyle protection insurance business that was sold on December 1, 2015 and operating results of its former Australia mortgage insurance business prior to its sale on March 3, 2021.

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Reconciliation of Net Income to Adjusted Operating Income

(amounts in millions, except per share amounts)

	2023	2022					2021
	1Q	4Q	3Q	2Q	1Q	Total	Full Year
NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$62	$508	$147	$153	$191	$999	$767
Add: net income from continuing operations attributable to noncontrolling interests	32	27	35	38	30	130	33
Add: net income from discontinued operations attributable to noncontrolling interests	—	—	—	—	—	—	8

NET INCOME	94	535	182	191	221	1,129	808
Less: income (loss) from discontinued operations, net of taxes	—	(2)	5	(1)	(2)	—	27

INCOME FROM CONTINUING OPERATIONS	94	537	177	192	223	1,129	781
Less: net income from continuing operations attributable to noncontrolling interests	32	27	35	38	30	130	33

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	62	510	142	154	193	999	748

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses	11	5	58	(19)	(42)	2	(322)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(1)	14	(64)	(32)	8	(54)	(142)	(210)
(Gains) losses on early extinguishment of debt	(1)	(1)	3	1	3	6	45
Expenses related to restructuring	3	1	—	1	—	2	34
Pension plan termination costs	—	2	6	—	—	8	—
Taxes on adjustments	(5)	12	(8)	2	20	26	96

ADJUSTED OPERATING INCOME	$84	$465	$169	$147	$120	$901	$391

ADJUSTED OPERATING INCOME (LOSS):
Enact segment	$143	$120	$156	$167	$135	$578	$520
Long-Term Care Insurance segment	(37)	328	37	11	27	403	43
Life and Annuities segment:
Life Insurance	(27)	1	(28)	(37)	(47)	(111)	(201)
Fixed Annuities	14	14	15	20	13	62	83
Variable Annuities	9	8	7	2	4	21	22

Total Life and Annuities segment	(4)	23	(6)	(15)	(30)	(28)	(96)

Corporate and Other	(18)	(6)	(18)	(16)	(12)	(52)	(76)

ADJUSTED OPERATING INCOME	$84	$465	$169	$147	$120	$901	$391

Earnings Per Share Data:
Net income available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.13	$1.02	$0.29	$0.30	$0.38	$1.98	$1.51
Diluted	$0.12	$1.01	$0.29	$0.30	$0.37	$1.96	$1.49
Adjusted operating income per share
Basic	$0.17	$0.94	$0.34	$0.29	$0.24	$1.79	$0.77
Diluted	$0.17	$0.92	$0.33	$0.29	$0.23	$1.76	$0.76
Weighted-average common shares outstanding
Basic	492.3	496.5	503.8	508.9	508.3	504.4	506.9
Diluted	500.1	502.9	509.3	514.1	517.4	510.9	514.7

(1)	Changes in fair value of market risk benefits were adjusted to exclude changes in reserves, attributed fees and benefit payments (see page 24 for reconciliation).

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value(1)	$47,381	$46,583	$46,215	$49,286	$55,027
Equity securities, at fair value	364	319	274	243	230
Commercial mortgage loans(2)	6,915	7,032	7,086	7,088	6,938
Less: Allowance for credit losses	(24)	(22)	(23)	(23)	(25)

Commercial mortgage loans, net	6,891	7,010	7,063	7,065	6,913
Policy loans	2,133	2,139	2,153	2,178	2,028
Limited partnerships	2,456	2,331	2,195	2,123	2,007
Other invested assets	617	566	590	573	671

Total investments	59,842	58,948	58,490	61,468	66,876
Cash, cash equivalents and restricted cash	1,752	1,799	1,561	1,724	1,291
Accrued investment income	700	643	616	553	696
Deferred acquisition costs	2,150	2,211	2,276	2,342	2,414
Intangible assets	203	203	209	215	223
Reinsurance recoverable	19,606	19,059	18,906	20,659	23,406
Less: Allowance for credit losses	(64)	(63)	(64)	(63)	(60)

Reinsurance recoverable, net	19,542	18,996	18,842	20,596	23,346
Other assets	478	488	493	521	540
Deferred tax asset	2,004	1,968	2,115	2,520	2,967
Market risk benefit assets	28	26	20	22	34
Separate account assets	4,479	4,417	4,298	4,683	5,530

Total assets	$91,178	$89,699	$88,920	$94,644	$103,917

(1)

Amortized cost of $50,461 million, $50,834 million, $51,248 million, $51,248 million and $52,280 million as of March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively, and allowance for credit losses of $15 million as of March 31, 2023 and $— as of December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022.

(2)	Net of unamortized balance of loan origination fees and costs of $4 million as of March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022.

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$57,558	$55,349	$54,666	$60,370	$69,833
Policyholder account balances	16,202	16,564	16,985	17,332	17,659
Market risk benefit liabilities	761	748	832	910	876
Liability for policy and contract claims	665	683	669	733	809
Unearned premiums	189	203	213	225	236
Other liabilities	1,492	1,675	1,684	1,471	1,422
Long-term borrowings	1,600	1,611	1,622	1,773	1,819
Separate account liabilities	4,479	4,417	4,298	4,683	5,530
Liabilities related to discontinued operations(1)	7	8	6	4	4

Total liabilities	82,953	81,258	80,975	87,501	98,188

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,863	11,869	11,865	11,859	11,857
Accumulated other comprehensive income (loss):
Change in the discount rate used to measure future policy benefits	(1,633)	(406)	112	(3,175)	(8,462)
All other	(1,225)	(2,211)	(2,747)	(121)	3,898

Total accumulated other comprehensive income (loss)	(2,858)	(2,617)	(2,635)	(3,296)	(4,564)
Retained earnings	1,259	1,197	690	543	390
Treasury stock, at cost	(2,833)	(2,764)	(2,734)	(2,715)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	7,432	7,686	7,187	6,392	4,984
Noncontrolling interests	793	755	758	751	745

Total equity	8,225	8,441	7,945	7,143	5,729

Total liabilities and equity	$91,178	$89,699	$88,920	$94,644	$103,917

(1)

Liabilities related to discontinued operations relates to a liability recorded in connection with a settlement agreement reached with AXA and other unrelated liabilities involving the sale of the company’s former lifestyle protection insurance business.

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2023
	Enact	Long-Term Care Insurance	Life and Annuities	Corporate and Other(1)		Total
ASSETS
Cash and investments	$5,611	$35,210	$20,112	$1,361		$62,294
Deferred acquisition costs and intangible assets	36	945	1,360	12		2,353
Reinsurance recoverable, net	—	7,604	11,938	—		19,542
Deferred tax and other assets	194	1,763	214	311	(2)	2,482
Market risk benefit assets	—	—	28	—		28
Separate account assets	—	—	4,479	—		4,479

Total assets	$5,841	$45,522	$38,131	$1,684		$91,178

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$43,371	$14,187	$—		$57,558
Policyholder account balances	—	—	16,202	—		16,202
Market risk benefit liabilities	—	—	761	—		761
Liability for policy and contract claims	502	—	157	6		665
Unearned premiums	189	—	—	—		189
Other liabilities	100	658	287	447		1,492
Borrowings	743	—	—	857		1,600
Separate account liabilities	—	—	4,479	—		4,479
Liabilities related to discontinued operations	—	—	—	7		7

Total liabilities	1,534	44,029	36,073	1,317		82,953

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,776	2,632	3,034	848		10,290
Allocated accumulated other comprehensive income (loss)	(262)	(1,139)	(976)	(481)		(2,858)

Total Genworth Financial, Inc.’s stockholders’ equity	3,514	1,493	2,058	367		7,432
Noncontrolling interests	793	—	—	—		793

Total equity	4,307	1,493	2,058	367		8,225

Total liabilities and equity	$5,841	$45,522	$38,131	$1,684		$91,178

(1)	Includes inter-segment eliminations and other businesses, including start-up growth initiatives and certain international businesses, that are managed outside the operating segments.
(2)	Deferred tax and other assets in Corporate and Other includes holding company deferred tax assets of $174 million (comprised of Genworth Financial, Inc. and Genworth Holdings).

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2022
	Enact	Long-Term Care Insurance	Life and Annuities	Corporate and Other(1)		Total
ASSETS
Cash and investments	$5,458	$34,334	$20,120	$1,478		$61,390
Deferred acquisition costs and intangible assets	35	959	1,413	7		2,414
Reinsurance recoverable, net	—	7,301	11,695	—		18,996
Deferred tax and other assets	219	1,547	304	386	(2)	2,456
Market risk benefit assets	—	—	26	—		26
Separate account assets	—	—	4,417	—		4,417

Total assets	$5,712	$44,141	$37,975	$1,871		$89,699

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$41,399	$13,950	$—		$55,349
Policyholder account balances	—	—	16,564	—		16,564
Market risk benefit liabilities	—	—	748	—		748
Liability for policy and contract claims	519	—	158	6		683
Unearned premiums	203	—	—	—		203
Other liabilities	136	770	284	485		1,675
Borrowings	743	—	—	868		1,611
Separate account liabilities	—	—	4,417	—		4,417
Liabilities related to discontinued operations	—	—	—	8		8

Total liabilities	1,601	42,169	36,121	1,367		81,258

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,669	2,615	3,030	989		10,303
Allocated accumulated other comprehensive income (loss)	(313)	(643)	(1,176)	(485)		(2,617)

Total Genworth Financial, Inc.’s stockholders’ equity	3,356	1,972	1,854	504		7,686
Noncontrolling interests	755	—	—	—		755

Total equity	4,111	1,972	1,854	504		8,441

Total liabilities and equity	$5,712	$44,141	$37,975	$1,871		$89,699

(1)	Includes inter-segment eliminations and other businesses, including start-up growth initiatives and certain international businesses, that are managed outside the operating segments.
(2)	Deferred tax and other assets in Corporate and Other includes holding company deferred tax assets of $231 million (comprised of Genworth Financial, Inc. and Genworth Holdings).

Enact Segment

(There were no changes to the company’s Enact segment due to the adoption of LDTI)

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Adjusted Operating Income and Sales—Enact Segment

(amounts in millions)

	2023	2022
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$235	$233	$235	$238	$234	$940
Net investment income	46	45	39	36	35	155
Net investment gains (losses)	—	(1)	—	(1)	—	(2)
Policy fees and other income	—	—	1	—	1	2

Total revenues	281	277	275	273	270	1,095

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	(11)	18	(40)	(62)	(10)	(94)
Acquisition and operating expenses, net of deferrals	52	60	55	58	54	227
Amortization of deferred acquisition costs and intangibles	3	2	4	3	3	12
Interest expense	13	14	12	13	13	52

Total benefits and expenses	57	94	31	12	60	197

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	224	183	244	261	210	898
Provision for income taxes	49	39	53	57	45	194

INCOME FROM CONTINUING OPERATIONS	175	144	191	204	165	704
Less: net income from continuing operations attributable to noncontrolling interests	32	27	35	38	30	130

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	143	117	156	166	135	574

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses	—	1	—	1	—	2
Expenses related to restructuring	—	3	—	—	—	3
Taxes on adjustments	—	(1)	—	—	—	(1)

ADJUSTED OPERATING INCOME	$143	$120	$156	$167	$135	$578

SALES:
Primary New Insurance Written (NIW)	$13,154	$15,145	$15,069	$17,448	$18,823	$66,485

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Primary New Insurance Written Metrics—Enact Segment

(amounts in millions)

	2023		2022
	1Q		4Q		3Q		2Q		1Q
	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW
Payment Type
Monthly	$12,809	97%	$13,745	91%	$14,138	94%	$16,169	93%	$17,071	91%
Single	318	3	1,368	9	890	6	1,218	7	1,690	9
Other(1)	27	—	32	—	41	—	61	—	62	—

Total Primary	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

Origination
Purchase	$12,761	97%	$14,744	97%	$14,634	97%	$16,802	96%	$17,326	92%
Refinance	393	3	401	3	435	3	646	4	1,497	8

Total Primary	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

FICO Scores
Over 760	$6,004	46%	$6,951	46%	$6,948	46%	$7,981	45%	$8,359	45%
740 - 759	2,268	17	2,709	18	2,554	17	2,916	17	3,085	16
720 - 739	1,817	14	2,226	15	2,106	14	2,530	15	2,515	13
700 - 719	1,296	10	1,489	10	1,531	10	1,917	11	1,952	10
680 - 699	954	7	1,035	7	1,085	7	1,099	6	1,316	7
660 - 679(2)	517	4	478	3	527	3	598	3	931	5
640 - 659	229	2	189	1	234	2	297	2	486	3
620 - 639	65	—	66	—	79	1	106	1	173	1
<620	4	—	2	—	5	—	4	—	6	—

Total Primary	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

Loan-To-Value Ratio
95.01% and above	$2,106	16%	$2,423	16%	$1,741	11%	$2,177	12%	$3,146	17%
90.01% to 95.00%	4,928	38	5,684	37	6,184	41	7,458	43	6,682	35
85.01% to 90.00%	4,390	33	4,971	33	5,094	34	5,207	30	5,620	30
85.00% and below	1,730	13	2,067	14	2,050	14	2,606	15	3,375	18

Total Primary	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

Debt-To-Income Ratio
45.01% and above	$3,538	27%	$4,294	28%	$3,728	25%	$4,067	23%	$4,452	24%
38.01% to 45.00%	4,940	38	5,518	37	5,681	38	6,436	37	6,361	34
38.00% and below	4,676	35	5,333	35	5,660	37	6,945	40	8,010	42

Total Primary	$13,154	100%	$15,145	100%	$15,069	100%	$17,448	100%	$18,823	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Other Metrics—Enact Segment

(dollar amounts in millions)

	2023	2022
	1Q	4Q	3Q	2Q	1Q	Total

Primary Insurance In-Force(1)	$252,516	$248,262	$241,813	$237,563	$231,853

Risk In-Force
Primary(2)	$64,106	$62,791	$61,124	$59,911	$58,295
Pool	76	79	84	89	97

Total Risk In-Force	$64,182	$62,870	$61,208	$60,000	$58,392

Expense Ratio(3)	23%	27%	25%	26%	24%	25%

Primary Persistency Rate	85%	86%	82%	80%	76%	80%

Combined Risk To Capital Ratio(4)	12.6:1	12.8:1	12.3:1	12.6:1	12.0:1

EMICO Risk To Capital Ratio(4),(5)	12.7:1	12.9:1	12.3:1	12.6:1	12.1:1

PMIERs Available Assets(6)	$5,357	$5,206	$5,292	$5,147	$5,222

PMIERs Required Assets(6)	$3,259	$3,156	$3,043	$3,100	$2,961

Available Assets Above PMIERs Requirements(6)	$2,098	$2,050	$2,249	$2,047	$2,261

PMIERs Sufficiency Ratio(6)	164%	165%	174%	166%	176%

Average Primary Loan Size (in thousands)	$262	$259	$255	$251	$246

The expense ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Primary insurance in-force represents aggregate unpaid balance for loans the company’s U.S. mortgage insurance subsidiaries insure.
(2)	Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors.
(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the company’s U.S. mortgage insurance subsidiaries.

(5)	Enact Mortgage Insurance Corporation (EMICO), the company’s principal U.S. mortgage insurance subsidiary.
(6)

The Private Mortgage Insurer Eligibility Requirements (PMIERs) sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing. The PMIERs sufficiency ratios for the four quarters of 2022 did not take into consideration the impact of restrictions previously imposed by the government-sponsored enterprises on EMICO.

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Loss Metrics—Enact Segment

(amounts in millions)

	2023	2022
	1Q	4Q	3Q	2Q	1Q	Total
Average Paid Claim (in thousands)(1)	$46.9	$48.7	$42.2	$50.1	$51.6
Average Reserve Per Primary Delinquency (in thousands)(2)	$24.8	$24.0	$25.2	$27.0	$26.2

Reserves:
Direct primary case	$462	$479	$476	$526	$591
All other(3)	40	40	34	33	34

Total Reserves	$502	$519	$510	$559	$625

Beginning Reserves	$519	$510	$559	$625	$641	$641
Paid claims	(6)	(9)	(9)	(4)	(6)	(28)
Increase (decrease) in reserves	(11)	18	(40)	(62)	(10)	(94)

Ending Reserves	$502	$519	$510	$559	$625	$519

Loss Ratio(4)	(5)%	8%	(17)%	(26)%	(4)%	(10)%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Average paid claim in the third and fourth quarters of 2022 includes payments in relation to agreements on non-performing loans.
(2)	Direct primary case reserves divided by primary delinquency count.
(3)	Other includes loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(4)	The ratio of benefits and other changes in policy reserves to net earned premiums.

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Delinquency Metrics—Enact Segment

(dollar amounts in millions)

	2023	2022
	1Q	4Q	3Q	2Q	1Q	Total
Primary Loans
Primary loans in-force	965,544	960,306	949,052	946,891	941,689
Primary delinquent loans	18,633	19,943	18,856	19,513	22,571
Primary delinquency rate	1.93%	2.08%	1.99%	2.06%	2.40%

Beginning Number of Primary Delinquencies	19,943	18,856	19,513	22,571	24,820	24,820
New delinquencies	9,599	10,304	9,121	7,847	8,724	35,996
Delinquency cures	(10,771)	(9,024)	(9,588)	(10,806)	(10,860)	(40,278)
Paid claims	(126)	(190)	(187)	(90)	(107)	(574)
Rescissions and claim denials	(12)	(3)	(3)	(9)	(6)	(21)

Ending Number of Primary Delinquencies	18,633	19,943	18,856	19,513	22,571	19,943

Composition of Cures
Reported delinquent and cured-intraquarter	2,016	1,489	1,598	1,306	1,581
Number of missed payments delinquent prior to cure:
3 payments or less	5,238	4,179	3,719	4,037	3,902
4 - 11 payments	2,431	2,001	2,279	2,484	2,315
12 payments or more	1,086	1,355	1,992	2,979	3,062

Total	10,771	9,024	9,588	10,806	10,860

Primary Delinquencies by Missed Payment Status
3 payments or less	7,876	8,920	7,446	6,442	6,837
4 - 11 payments	6,714	6,466	6,119	6,372	6,875
12 payments or more	4,043	4,557	5,291	6,699	8,859

Primary Delinquencies	18,633	19,943	18,856	19,513	22,571

	March 31, 2023
Direct Primary Case Reserves(1) and Percentage Reserved by Payment Status	Direct Primary Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$67	$462	14%
4 - 11 payments in default	182	423	43%
12 payments or more in default	213	220	97%

Total	$462	$1,105	42%

	December 31, 2022
Direct Primary Case Reserves(1) and Percentage Reserved by Payment Status	Direct Primary Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$69	$509	14%
4 - 11 payments in default	166	390	43%
12 payments or more in default	244	248	98%

Total	$479	$1,147	42%

(1)	Direct primary case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Portfolio Quality Metrics—Enact Segment

(amounts in millions)

	March 31, 2023
Policy Year	% of Direct Primary Case Reserves(1)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2008 and prior	25%	$6,377	3%	$1,643	3%	8.81%
2009-2015	7	4,659	2	1,238	2	4.03%
2016	5	5,744	2	1,538	2	3.01%
2017	6	6,201	2	1,632	3	3.53%
2018	7	6,570	3	1,672	3	4.08%
2019	10	15,691	6	3,989	6	2.57%
2020	16	52,389	21	13,484	21	1.42%
2021	18	79,377	31	19,917	31	1.23%
2022	6	62,481	25	15,647	24	0.74%
2023	—	13,027	5	3,346	5	0.02%

Total	100%	$252,516	100%	$64,106	100%	1.93%

	March 31, 2023		December 31, 2022		March 31, 2022
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Loan-to-value ratio
95.01% and above	$11,545	18%	$11,136	18%	$10,379	18%
90.01% to 95.00%	30,589	48	30,079	48	27,987	48
85.01% to 90.00%	18,054	28	17,621	28	16,082	27
85.00% and below	3,918	6	3,955	6	3,847	7

Total	$64,106	100%	$62,791	100%	$58,295	100%

	March 31, 2023		December 31, 2022		March 31, 2022
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Credit Quality
Over 760	$26,480	41%	$25,807	41%	$23,326	40%
740 - 759	10,418	16	10,154	16	9,267	16
720 - 739	9,126	14	8,931	14	8,224	14
700 - 719	7,406	12	7,317	12	6,974	12
680 - 699	5,481	9	5,428	9	5,334	9
660 - 679(2)	2,809	4	2,767	5	2,715	5
640 - 659	1,549	3	1,540	2	1,550	3
620 - 639	660	1	665	1	699	1
<620	177	—	182	—	206	—

Total	$64,106	100%	$62,791	100%	$58,295	100%

(1)	Direct primary case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

Long-Term Care Insurance Segment

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Adjusted Operating Income (Loss)—Long-Term Care Insurance Segment

(amounts in millions)

	2023	2022					2021
	1Q	4Q(1)	3Q	2Q	1Q	Total	Full Year
REVENUES:
Premiums	$616	$639	$637	$617	$607	$2,500	$2,561
Net investment income	473	470	497	486	447	1,900	2,027
Net investment gains (losses)	9	20	(47)	5	41	19	257
Policy fees and other income	—	—	—	—	—	—	1

Total revenues	1,098	1,129	1,087	1,108	1,095	4,419	4,846

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	940	963	955	941	923	3,782	3,794
Liability remeasurement (gains) losses	5	(464)	—	28	(65)	(501)	2
Acquisition and operating expenses, net of deferrals	162	145	112	100	140	497	636
Amortization of deferred acquisition costs and intangibles	18	18	19	18	19	74	76

Total benefits and expenses	1,125	662	1,086	1,087	1,017	3,852	4,508

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(27)	467	1	21	78	567	338
Provision for income taxes	2	121	2	6	19	148	101

INCOME (LOSS) FROM CONTINUING OPERATIONS	(29)	346	(1)	15	59	419	237

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(9)	(20)	47	(5)	(41)	(19)	(257)
Expenses related to restructuring	(1)	(2)	—	1	—	(1)	12
Taxes on adjustments	2	4	(9)	—	9	4	51

ADJUSTED OPERATING INCOME (LOSS)	$(37)	$328	$37	$11	$27	$403	$43

Liability remeasurement (gains) losses:
Cash flow assumption updates(2)	$21	$(508)	$(11)	$(20)	$(2)	$(541)	$189
Actual to expected experience	(16)	44	11	48	(63)	40	(187)

Total	$5	$(464)	$—	$28	$(65)	$(501)	$2

(1)

In the fourth quarter of 2022, the liability remeasurement gain of $464 million in the company’s long-term care insurance business reflected favorable assumption updates of $508 million, largely from an update to legal settlement elections attributable to the inclusion of a second legal settlement and the resulting expected reserve reduction. This settlement, comprised of PCS I and PCS II policies, represents approximately 15% of the overall block and impacts older unprofitable capped cohorts. While a favorable assumption impact was recognized in the fourth quarter of 2022, differences between actual experience versus expectations will flow through earnings in subsequent periods, as well as settlement litigation costs and expenses which are separately recorded in acquisition and operating expenses, net of deferrals, as incurred. The company’s long-term care insurance business also updated its interest rate assumption to reflect the impact of the higher interest rate environment.

(2)

In 2021, unfavorable assumption updates of $189 million in the fourth quarter of 2021 related primarily to an update to the benefit utilization trend, which drove significant updates to the in-force rate action plan and related assumptions. Given the expected future increases in cost of care, the company expected its long-term benefit utilization to trend higher than previously assumed.

Life and Annuities Segment

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Adjusted Operating Income (Loss)—Life and Annuities Segment

(amounts in millions)

	2023	2022					2021
	1Q	4Q	3Q	2Q	1Q	Total	Full Year
REVENUES:
Premiums	$62	$45	$55	$60	$74	$234	$(136)
Net investment income	264	268	271	265	279	1,083	1,195
Net investment gains (losses)	(10)	(3)	(15)	—	14	(4)	74
Policy fees and other income	163	167	169	164	169	669	718

Total revenues	479	477	480	489	536	1,982	1,851

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	246	226	247	(108)	255	620	688
Liability remeasurement (gains) losses	17	(12)	14	1	24	27	134
Changes in fair value of market risk benefits and associated hedges	17	(56)	(27)	20	(41)	(104)	(160)
Interest credited	126	125	128	126	125	504	511
Acquisition and operating expenses, net of deferrals	53	54	57	416	77	604	233
Amortization of deferred acquisition costs and intangibles	51	54	57	63	66	240	291

Total benefits and expenses	510	391	476	518	506	1,891	1,697

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(31)	86	4	(29)	30	91	154
Provision (benefit) for income taxes	(7)	17	—	(7)	6	16	30

INCOME (LOSS) FROM CONTINUING OPERATIONS	(24)	69	4	(22)	24	75	124

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	10	3	15	—	(14)	4	(74)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(1)	14	(64)	(32)	8	(54)	(142)	(210)
Expenses related to restructuring	—	(1)	—	—	—	(1)	5
Pension plan termination costs	—	2	6	—	—	8	—
Taxes on adjustments	(4)	14	1	(1)	14	28	59

ADJUSTED OPERATING INCOME (LOSS)	$(4)	$23	$(6)	$(15)	$(30)	$(28)	$(96)

(1) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:
Changes in fair value of market risk benefits and associated hedges	$17	$(56)	$(27)	$20	$(41)	$(104)	$(160)
Adjustment for changes in reserves, attributed fees and benefit payments	(3)	(8)	(5)	(12)	(13)	(38)	(50)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$14	$(64)	$(32)	$8	$(54)	$(142)	$(210)

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Adjusted Operating Income (Loss)—Life and Annuities Segment—Life Insurance

(amounts in millions)

	2023	2022					2021
	1Q	4Q	3Q	2Q	1Q	Total	Full Year
REVENUES:
Premiums	$62	$45	$55	$60	$74	$234	$(136)
Net investment income	164	167	166	164	164	661	667
Net investment gains (losses)	(2)	1	(7)	2	9	5	74
Policy fees and other income	134	138	138	133	134	543	567

Total revenues	358	351	352	359	381	1,443	1,172

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	199	181	197	217	203	798	486
Liability remeasurement (gains) losses	18	(10)	16	4	22	32	109
Interest credited	98	97	98	96	94	385	373
Acquisition and operating expenses, net of deferrals	36	39	40	32	56	167	136
Amortization of deferred acquisition costs and intangibles	44	45	49	55	57	206	254

Total benefits and expenses	395	352	400	404	432	1,588	1,358

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(37)	(1)	(48)	(45)	(51)	(145)	(186)
Benefit for income taxes	(8)	(1)	(10)	(10)	(11)	(32)	(40)

LOSS FROM CONTINUING OPERATIONS	(29)	—	(38)	(35)	(40)	(113)	(146)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	2	(1)	7	(2)	(9)	(5)	(74)
Expenses related to restructuring	—	(1)	—	—	—	(1)	4
Pension plan termination costs	—	2	6	—	—	8	—
Taxes on adjustments	—	1	(3)	—	2	—	15

ADJUSTED OPERATING INCOME (LOSS)	$(27)	$1	$(28)	$(37)	$(47)	$(111)	$(201)

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Adjusted Operating Income—Life and Annuities Segment—Fixed Annuities

(amounts in millions)

	2023	2022					2021
	1Q	4Q	3Q	2Q	1Q	Total	Full Year
REVENUES:
Net investment income	$91	$93	$96	$93	$108	$390	$498
Net investment gains (losses)	(8)	(4)	(7)	(2)	5	(8)	(2)
Policy fees and other income	2	1	2	2	2	7	9

Total revenues	85	90	91	93	115	389	505

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves(1)	39	37	42	(332)	46	(207)	188
Liability remeasurement (gains) losses	(1)	(2)	(2)	(3)	2	(5)	25
Changes in fair value of market risk benefits and associated hedges	8	—	(15)	(12)	(13)	(40)	(21)
Interest credited	27	27	28	29	30	114	133
Acquisition and operating expenses, net of deferrals(1)	8	7	7	372	9	395	44
Amortization of deferred acquisition costs and intangibles	3	4	4	4	4	16	17

Total benefits and expenses	84	73	64	58	78	273	386

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1	17	27	35	37	116	119
Provision for income taxes	—	4	6	7	8	25	25

INCOME FROM CONTINUING OPERATIONS	1	13	21	28	29	91	94

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses	8	4	7	2	(5)	8	2
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(2)	8	(3)	(14)	(13)	(15)	(45)	(17)
Expenses related to restructuring	—	—	—	—	—	—	1
Taxes on adjustments	(3)	—	1	3	4	8	3

ADJUSTED OPERATING INCOME	$14	$14	$15	$20	$13	$62	$83

(1)  In the second quarter of 2022, the recapture of certain single premium immediate annuity contracts by a third party reduced benefits and other changes in policy reserves by $374 million and increased acquisition and operating expenses, net of deferrals, by $365 million.

(2)  Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:

Changes in fair value of market risk benefits and associated hedges	$8	$—	$(15)	$(12)	$(13)	$(40)	$(21)
Adjustment for changes in reserves, attributed fees and benefit payments	—	(3)	1	(1)	(2)	(5)	4

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$8	$(3)	$(14)	$(13)	$(15)	$(45)	$(17)

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Adjusted Operating Income—Life and Annuities Segment—Variable Annuities

(amounts in millions)

	2023	2022					2021
	1Q	4Q	3Q	2Q	1Q	Total	Full Year
REVENUES:
Net investment income	$9	$8	$9	$8	$7	$32	$30
Net investment gains (losses)	—	—	(1)	—	—	(1)	2
Policy fees and other income	27	28	29	29	33	119	142

Total revenues	36	36	37	37	40	150	174

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	8	8	8	7	6	29	14
Changes in fair value of market risk benefits and associated hedges	9	(56)	(12)	32	(28)	(64)	(139)
Interest credited	1	1	2	1	1	5	5
Acquisition and operating expenses, net of deferrals	9	8	10	12	12	42	53
Amortization of deferred acquisition costs and intangibles	4	5	4	4	5	18	20

Total benefits and expenses	31	(34)	12	56	(4)	30	(47)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	5	70	25	(19)	44	120	221
Provision (benefit) for income taxes	1	14	4	(4)	9	23	45

INCOME (LOSS) FROM CONTINUING OPERATIONS	4	56	21	(15)	35	97	176

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	—	—	1	—	—	1	(2)
Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges(1)	6	(61)	(18)	21	(39)	(97)	(193)
Taxes on adjustments	(1)	13	3	(4)	8	20	41

ADJUSTED OPERATING INCOME	$9	$8	$7	$2	$4	$21	$22

(1) Changes in fair value of market risk benefits and associated hedges were adjusted to exclude changes in reserves, attributed fees and benefit payments as reconciled below:
Changes in fair value of market risk benefits and associated hedges	$9	$(56)	$(12)	$32	$(28)	$(64)	$(139)
Adjustment for changes in reserves, attributed fees and benefit payments	(3)	(5)	(6)	(11)	(11)	(33)	(54)

Changes in fair value of market risk benefits attributable to interest rates, equity markets and associated hedges	$6	$(61)	$(18)	$21	$(39)	$(97)	$(193)

Corporate and Other

(There were no changes to Corporate and Other due to the adoption of LDTI)

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Adjusted Operating Loss—Corporate and Other(1)

(amounts in millions)

	2023	2022
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$1	$2	$1	$2	$6
Net investment income	4	4	1	—	3	8
Net investment gains (losses)	(10)	(21)	4	15	(13)	(15)
Policy fees and other income	—	—	(1)	1	—	—

Total revenues	(4)	(16)	6	17	(8)	(1)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	(3)	—	(4)	(4)	(3)	(11)
Acquisition and operating expenses, net of deferrals	16	11	11	10	9	41
Interest expense	16	14	14	13	13	54

Total benefits and expenses	29	25	21	19	19	84

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(33)	(41)	(15)	(2)	(27)	(85)
Provision (benefit) for income taxes	(5)	(19)	2	3	(2)	(16)

LOSS FROM CONTINUING OPERATIONS	(28)	(22)	(17)	(5)	(25)	(69)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	10	21	(4)	(15)	13	15
(Gains) losses on early extinguishment of debt	(1)	(1)	3	1	3	6
Expenses related to restructuring	4	1	—	—	—	1
Taxes on adjustments	(3)	(5)	—	3	(3)	(5)

ADJUSTED OPERATING LOSS	$(18)	$(6)	$(18)	$(16)	$(12)	$(52)

(1)  Includes inter-segment eliminations and the results of other businesses, including start-up growth initiatives and certain international businesses, that are managed outside the operating segments.

Additional Financial Data

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

		March 31, 2023		December 31, 2022		September 30, 2022		June 30, 2022		March 31, 2022
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$26,894	44%	$26,047	43%	$25,550	43%	$27,342	43%	$30,897	45%
	Private fixed maturity securities	11,182	18	11,126	19	10,997	18	11,727	19	12,873	19
	Residential mortgage-backed securities(1)	986	2	995	2	1,069	2	1,213	2	1,320	2
	Commercial mortgage-backed securities	1,814	3	1,900	3	1,980	3	2,126	3	2,349	3
	Other asset-backed securities	2,113	3	2,117	3	2,139	4	2,009	3	2,016	3
	State and political subdivisions	2,403	4	2,399	4	2,532	4	2,849	5	3,134	5
	Non-investment grade fixed maturity securities	1,989	3	1,999	3	1,948	3	2,020	3	2,438	4
	Equity securities:
	Common stocks and mutual funds	306	1	258	1	204	—	172	—	151	—
	Preferred stocks	58	—	61	—	70	—	71	—	79	—
	Commercial mortgage loans, net	6,891	11	7,010	11	7,063	11	7,065	12	6,913	10
	Policy loans	2,133	3	2,139	3	2,153	4	2,178	3	2,028	3
	Limited partnerships	2,456	4	2,331	4	2,195	4	2,123	3	2,007	3
	Cash, cash equivalents, restricted cash and short-term investments	1,759	3	1,802	3	1,563	3	1,774	3	1,367	2
Other invested assets:	Derivatives:
	Interest rate swaps	42	—	24	—	25	—	30	—	162	—
	Foreign currency swaps	17	—	20	—	32	—	17	—	5	—
	Equity index options	10	—	6	—	38	—	30	—	30	—
	Other	541	1	513	1	493	1	446	1	398	1

	Total invested assets and cash	$61,594	100%	$60,747	100%	$60,051	100%	$63,192	100%	$68,167	100%

	Public Fixed Maturity Securities—Credit Quality:
	NRSRO(2) Designation

	AAA	$6,112	19%	$6,067	19%	$6,174	20%	$6,713	20%	$7,484	20%
	AA	2,872	9	2,859	9	2,958	9	3,245	10	3,538	9
	A	8,699	27	8,398	27	8,278	26	8,886	26	9,880	26
	BBB	14,056	43	13,623	43	13,322	43	14,155	42	16,177	42
	BB	786	2	776	2	780	2	846	2	1,079	3
	B	41	—	34	—	33	—	33	—	61	—
	CCC and lower	—	—	—	—	—	—	—	—	—	—

	Total public fixed maturity securities	$32,566	100%	$31,757	100%	$31,545	100%	$33,878	100%	$38,219	100%

	Private Fixed Maturity Securities—Credit Quality:
	NRSRO(2) Designation

	AAA	$860	6%	$825	6%	$830	6%	$806	5%	$775	5%
	AA	1,422	10	1,421	10	1,407	10	1,421	9	1,554	9
	A	4,217	28	4,170	28	4,059	28	4,308	28	4,773	28
	BBB	7,154	48	7,221	48	7,239	48	7,732	50	8,408	50
	BB	1,012	7	1,076	7	1,028	7	1,015	7	1,159	7
	B	150	1	113	1	107	1	120	1	131	1
	CCC and lower	—	—	—	—	—	—	6	—	8	—

	Total private fixed maturity securities	$14,815	100%	$14,826	100%	$14,670	100%	$15,408	100%	$16,808	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Fixed Maturity Securities Summary

(amounts in millions)

	March 31, 2023		December 31, 2022		September 30, 2022		June 30, 2022		March 31, 2022
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities - Security Sector:

U.S. government, agencies and government-sponsored enterprises	$3,441	7%	$3,341	7%	$3,307	7%	$3,627	7%	$4,097	8%
State and political subdivisions	2,403	5	2,399	5	2,532	6	2,849	6	3,134	6
Foreign government	630	1	645	1	622	1	682	1	784	1
U.S. corporate	27,872	59	27,119	59	26,562	58	28,243	58	31,823	58
Foreign corporate	8,059	17	8,010	17	7,947	17	8,482	17	9,453	17
Residential mortgage-backed securities	985	2	995	2	1,069	2	1,213	2	1,320	2
Commercial mortgage-backed securities	1,831	4	1,908	4	1,989	4	2,137	5	2,361	4
Other asset-backed securities	2,160	5	2,166	5	2,187	5	2,053	4	2,055	4

Total fixed maturity securities	$47,381	100%	$46,583	100%	$46,215	100%	$49,286	100%	$55,027	100%

Corporate Bond Holdings - Industry Sector:

Investment Grade:
Finance and insurance	$9,149	26%	$8,986	26%	$8,858	26%	$9,313	25%	$10,235	25%
Utilities	4,788	13	4,591	13	4,476	13	4,857	14	5,450	14
Energy	2,882	8	2,813	8	2,790	8	3,043	8	3,372	8
Consumer - non-cyclical	4,998	14	4,872	14	4,782	14	5,221	15	5,967	15
Consumer - cyclical	1,602	4	1,594	5	1,557	5	1,576	4	1,758	4
Capital goods	2,554	7	2,517	7	2,505	7	2,677	7	2,972	7
Industrial	1,944	6	1,863	5	1,806	5	1,877	5	2,092	5
Technology and communications	3,713	10	3,564	10	3,481	10	3,681	10	4,224	10
Transportation	1,459	4	1,439	4	1,385	4	1,465	4	1,642	4
Other	1,022	3	1,048	3	1,072	3	1,147	3	1,298	3

Subtotal	34,111	95	33,287	95	32,712	95	34,857	95	39,010	95

Non-Investment Grade:
Finance and insurance	164	1	153	1	159	1	168	1	185	—
Utilities	47	—	47	—	48	—	56	—	62	—
Energy	407	1	409	1	399	1	431	1	568	1
Consumer - non-cyclical	150	—	151	—	140	—	141	—	192	1
Consumer - cyclical	291	1	299	1	302	1	290	1	321	1
Capital goods	178	1	167	1	158	1	146	—	159	—
Industrial	155	—	152	—	146	—	171	1	209	1
Technology and communications	247	1	277	1	266	1	286	1	372	1
Transportation	37	—	36	—	35	—	29	—	29	—
Other	144	—	151	—	144	—	150	—	169	—

Subtotal	1,820	5	1,842	5	1,797	5	1,868	5	2,266	5

Total	$35,931	100%	$35,129	100%	$34,509	100%	$36,725	100%	$41,276	100%

Fixed Maturity Securities - Contractual Maturity Dates:

Due in one year or less	$1,328	3%	$1,234	3%	$1,128	2%	$1,314	3%	$1,420	3%
Due after one year through five years	8,245	17	7,931	17	7,856	17	7,958	16	8,501	15
Due after five years through ten years	11,746	25	11,915	26	11,751	25	12,765	26	13,943	25
Due after ten years	21,086	44	20,434	43	20,235	45	21,846	44	25,427	47

Subtotal	42,405	89	41,514	89	40,970	89	43,883	89	49,291	90
Mortgage and asset-backed securities	4,976	11	5,069	11	5,245	11	5,403	11	5,736	10

Total fixed maturity securities	$47,381	100%	$46,583	100%	$46,215	100%	$49,286	100%	$55,027	100%

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2023	2022
	1Q	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities - taxable	$561	$562	$576	$578	$580	$2,296
Fixed maturity securities - non-taxable	1	1	2	1	1	5
Equity securities	2	3	3	2	2	10
Commercial mortgage loans	76	81	81	78	81	321
Policy loans	55	55	55	51	50	211
Limited partnerships	28	22	38	32	7	99
Other invested assets	68	71	67	66	63	267
Cash, cash equivalents, restricted cash and short-term investments	18	12	7	1	—	20

Gross investment income before expenses and fees	809	807	829	809	784	3,229
Expenses and fees	(22)	(20)	(21)	(22)	(20)	(83)

Net investment income	$787	$787	$808	$787	$764	$3,146

Annualized Yields
Fixed maturity securities - taxable	4.4%	4.4%	4.5%	4.5%	4.4%	4.5%
Fixed maturity securities - non-taxable	4.6%	4.0%	7.1%	3.6%	3.6%	4.7%
Equity securities	2.3%	4.0%	4.6%	3.4%	3.7%	4.0%
Commercial mortgage loans	4.4%	4.6%	4.6%	4.5%	4.7%	4.6%
Policy loans	10.3%	10.3%	10.2%	9.7%	9.8%	10.0%
Limited partnerships(1)	4.7%	3.9%	7.0%	6.2%	1.4%	4.7%
Other invested assets(2)	51.6%	56.6%	57.0%	62.6%	64.8%	59.9%
Cash, cash equivalents, restricted cash and short-term investments	4.0%	2.9%	1.7%	0.3%	—%	1.2%

Gross investment income before expenses and fees	5.0%	5.0%	5.1%	4.9%	4.8%	5.0%
Expenses and fees	(0.1)%	(0.2)%	(0.1)%	(0.1)%	(0.1)%	(0.2)%

Net investment income	4.9%	4.8%	5.0%	4.8%	4.7%	4.8%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments. See page 38 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are primarily equity-based and do not have fixed returns by period.
(2)	Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Net Investment Gains (Losses)—Detail

(amounts in millions)

	2023	2022
	1Q	4Q	3Q	2Q	1Q	Total
Realized investment gains (losses):
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(8)	$(25)	$(23)	$(2)	$(12)	$(62)
U.S. government, agencies and government-sponsored enterprises	1	—	9	—	6	15
Foreign corporate	(3)	(6)	(7)	(1)	(2)	(16)
Foreign government	(1)	—	—	—	—	—
Mortgage-backed securities	(5)	(4)	(5)	(1)	—	(10)
Asset-backed securities	—	—	(1)	—	—	(1)

Total net realized gains (losses) on available-for-sale securities	(16)	(35)	(27)	(4)	(8)	(74)
Net realized gains (losses) on equity securities sold	—	—	—	—	—	—
Net realized gains (losses) on limited partnerships	—	—	—	—	—	—

Total net realized investment gains (losses)	(16)	(35)	(27)	(4)	(8)	(74)

Net change in allowance for credit losses on available-for-sale fixed maturity securities	(15)	—	—	—	—	—
Write-down of available-for-sale fixed maturity securities	—	—	—	—	(2)	(2)
Net unrealized gains (losses) on equity securities still held	11	11	(14)	(26)	(6)	(35)
Net unrealized gains (losses) on limited partnerships	—	36	(24)	24	35	71
Commercial mortgage loans	(2)	1	—	2	1	4
Derivative instruments	12	(12)	7	18	19	32
Other	(1)	(6)	—	5	3	2

Net investment gains (losses)	$(11)	$(5)	$(58)	$19	$42	$(2)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Reconciliation of Operating ROE

(amounts in millions)

Quarterly Average ROE	Three months ended
U.S. GAAP Basis ROE	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Net income available to Genworth Financial, Inc.’s common stockholders for the period ended(1)	$62	$508	$147	$153	$191
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(2)	$10,297	$10,063	$9,755	$9,618	$9,453
Annualized U.S. GAAP Quarterly Basis ROE (1)/(2)	2.4%	20.2%	6.0%	6.4%	8.1%

Operating ROE
Adjusted operating income for the period ended(1)	$84	$465	$169	$147	$120
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(2)	$10,297	$10,063	$9,755	$9,618	$9,453
Annualized Operating Quarterly Basis ROE (1)/(2)	3.3%	18.5%	6.9%	6.1%	5.1%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)	Net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income from page 9 herein.
(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Reconciliation of Consolidated Expense Ratio

(amounts in millions)

		2023	2022
	GAAP Basis Expense Ratio	1Q	4Q	3Q	2Q	1Q	Total
(A)	Acquisition and operating expenses, net of deferrals	$283	$270	$235	$584	$280	$1,369
(B)	Premiums	$915	$918	$929	$916	$917	$3,680

(A) / (B)	GAAP Basis Expense Ratio	31%	29%	25%	64%	31%	37%

	Adjusted Expense Ratio
	Acquisition and operating expenses, net of deferrals	$283	$270	$235	$584	$280	$1,369
	Less: Reinsurance recapture payment(1)	—	—	—	365	—	365
	Less: Legal settlement expenses(2)	56	45	10	6	43	104

(C)	Adjusted acquisition and operating expenses, net of deferrals	$227	$225	$225	$213	$237	$900

	Premiums	$915	$918	$929	$916	$917	$3,680
	Add: Policy fees and other income	163	167	169	165	170	671

(D)	Adjusted revenues	$1,078	$1,085	$1,098	$1,081	$1,087	$4,351

(C) / (D)	Adjusted expense ratio(3)	21%	21%	20%	20%	22%	21%

Non-GAAP Definition for Adjusted Expense Ratio

The company references the non-GAAP financial measure entitled “adjusted expense ratio” as a measure of its operating performance. The company defines adjusted expense ratio as acquisition and operating expenses, net of deferrals, less legal settlement expenses incurred in the company’s long-term care insurance business divided by the sum of premiums, policy fees and other income. Management believes that the expense ratio analysis enhances understanding of the operating performance of the company. However, the adjusted expense ratio as defined by the company should not be viewed as a substitute for the GAAP basis expense ratio.

(1)	In the second quarter of 2022, the company paid $365 million to a third party in connection with the recapture of certain single premium immediate annuity contracts.
(2)

Estimated pre-tax impact of expenses related to policyholder benefit reduction elections made in connection with legal settlements in the company’s long-term care insurance business, which includes cash damages of $49 million, $40 million, $7 million, $6 million and $43 million for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.

(3)

In the first quarter of 2022, the company recorded a legal settlement accrual of $25 million in its life insurance business, which increased the adjusted expense ratio by two percentage points for the three months ended March 31, 2022.

GENWORTH FINANCIAL, INC.

RE-PRESENTED FINANCIAL SUPPLEMENT

Reconciliation of Reported Yield to Core Yield

		2023	2022
	(Assets - amounts in billions)	1Q	4Q	3Q	2Q	1Q	Total
	Reported - Total Invested Assets and Cash	$61.6	$60.7	$60.1	$63.2	$68.2	$60.7
	Subtract:
	Unrealized gains (losses)	(3.0)	(4.2)	(4.9)	(1.9)	3.0	(4.2)

	Adjusted end of period invested assets and cash	$64.6	$64.9	$65.0	$65.1	$65.2	$64.9

(A)	Average Invested Assets and Cash Used in Reported and Core Yield Calculation	$64.8	$65.0	$65.0	$65.2	$65.4	$65.2

	(Income - amounts in millions)

(B)	Reported - Net Investment Income	$787	$787	$808	$787	$764	$3,146
	Subtract:
	Bond calls and commercial mortgage loan prepayments	2	6	6	7	10	29
	Other non-core items(1)	1	(1)	—	—	—	(1)

(C)	Core Net Investment Income	$784	$782	$802	$780	$754	$3,118

(B) / (A)	Reported Yield	4.86%	4.84%	4.97%	4.83%	4.67%	4.83%
(C) / (A)	Core Yield	4.84%	4.81%	4.93%	4.79%	4.61%	4.79%

Note:    Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Includes cost basis adjustments on structured securities and various other immaterial items.